Term Loan	9 Months Ended
Sep. 30, 2014
Term Loan

10. Term Loan (Unaudited)

In connection with the acquisition of Springstone, we entered into a Credit and Guaranty Agreement with several lenders on April 16, 2014, under which the lenders made a $50.0 million term loan to us. In connection with our entry into the credit agreement, we entered into a Pledge and Security Agreement with Morgan Stanley Senior Funding, Inc. as Collateral Agent.

The term loan matures on April 16, 2017 and requires principal payments of $312,500 per quarter plus interest, with the remaining then-unpaid principal amount payable at maturity. The term loan can be prepaid at any time without premium or penalty, subject to a minimum prepayment of $1.0 million. The term loan is required to be prepaid in certain circumstances, including upon sales of assets other than loans and upon the issuance of debt or redeemable capital stock.

Borrowings under the credit agreement bear interest, which at our option may be either (i) a floating base rate tied to an underlying index plus an additional 1.25% per annum or (ii) a Eurocurrency rate (for an interest period of one, two, three or six months) plus an additional 2.25% per annum. If a Eurocurrency rate loan is selected, customary breakage costs are payable in the case of any prepayment on a date other than the last day of an interest period. The weighted-average interest rate on the term loan was 2.65% for the nine months ended September 30, 2014.

The term loan is also guaranteed by Springstone and LCA and is secured by a first priority lien and security interest in substantially all of our and our subsidiaries’ assets, not otherwise pledged or restricted, subject to certain exceptions.

The credit agreement and pledge and security agreement contain certain affirmative and negative covenants applicable to us and our subsidiaries. These include restrictions on our ability to make certain restricted payments, including restrictions on our ability to pay dividends, incur additional indebtedness, place liens on assets, merge or consolidate, make investments and enter into certain transactions with our affiliates. The credit agreement also requires us to maintain a maximum total leverage ratio (as defined in the credit agreement) of less than 5.50:1 initially, and decreasing to 3.50:1 after September 30, 2015 (on a consolidated basis). The total leverage ratio as of September 30, 2014 was 2.25:1.

As of September 30, 2014, the carrying value of the term loan was $49.2 million. At September 30, 2014, the current portion of the term loan was $1.2 million and the noncurrent portion outstanding was $48.0 million. We did not have a term loan outstanding balance at December 31, 2013.

In connection with the term loan, we capitalized $1.2 million of debt issuance costs. As of September 30, 2014, the net balance of debt issuance costs was $1.0 million. Interest expense on the term loan, including amortization of debt issuance cost, was $0.2 million during the nine months ended September 30, 2014. We did not have interest on the term loan for the nine months ended September 30, 2013.

Future principal payments on the term loan are payable as follows (unaudited, in thousands):

Remainder of 2014	$312
2015	1,250
2016	1,250
2017	46,563

Total principal payments	$49,375

Unamortized discounts, net	(156)

Total	$49,219